UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 8, 2020

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388

(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania	18503-1848
(Address of principal executive offices)	(Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.00 par value	PFIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2020, the compensation committee of the board of directors of Peoples Financial Services Corp., the “Company,” approved special discretionary cash bonuses payable to Joseph M. Ferretti, Executive Vice President and President NE Region, and Neal D. Koplin, Senior Executive Vice President and Chief Banking Officer, two of the Company’s named executive officers. Mr. Ferretti will receive $20,000 and Mr. Koplin will receive $30,000, each at the next regularly scheduled payroll period.

On May 8, 2020, the Company’s compensation committee also approved an amendment and restatement of the Company’s non-equity incentive compensation plan, the “Executive Cash Bonus Plan” or “Plan.” Pursuant to the Plan, designated executive officers have the opportunity to earn performance-based incentive payments based upon the attainment of performance goals approved by the Company’s compensation committee. The amendments to the Plan clarified the purposes of the Plan, eliminated default performance goals, recognized the ability of the compensation committee to approve discretionary cash bonuses from time to time, and recognized that awards, in addition to being subject to the clawback provisions of the Plan, are subject to any other clawback policy maintained by the Company or its banking subsidiary from time to time. The foregoing description is qualified in its entirety by reference to the Amended and Restated Executive Cash Bonus Plan, which is filed as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	Peoples Security Bank and Trust Company Executive Cash Bonus Plan, amended and restated as of May 8, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

By:	/s/ Craig W. Best
Craig W. Best President and Chief Executive Officer (Principal Executive Officer)

Date: May 12, 2020

Exhibit Index

Exhibit No.	Description

10.1	Peoples Security Bank and Trust Company Executive Cash Bonus Plan, amended and restated as of May 8, 2020

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